UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
May 21, 2025
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
At Northrop Grumman Corporation's (the "Company") 2025 Annual Meeting of Shareholders held on May 21, 2025 (the "2025 Annual Meeting"), shareholders considered and approved the three proposals that management presented, each of which is described in more detail in the 2025 Proxy Statement filed with the Securities and Exchange Commission on April 4, 2025.

The results detailed below for the proposals presented at the 2025 Annual Meeting represent the final voting results as certified by the Inspector of Election.

Management Proposals
Proposal 1

The shareholders elected the following twelve directors: Kathy J. Warden, David P. Abney, Marianne C. Brown, Ann M. Fudge, Madeleine A. Kleiner, Arvind Krishna, Kimberly A. Ross, Gary Roughead, Thomas M. Schoewe, James S. Turley, Mark A. Welsh III and Mary A. Winston.

Director	For	Against	Abstain	Broker Non-Vote
Kathy J. Warden	111,172,733	3,455,541	286,872	12,982,116
David P. Abney	111,212,885	3,341,816	360,445	12,982,116
Marianne C. Brown	108,383,621	6,152,237	379,288	12,982,116
Ann M. Fudge	112,751,793	1,777,612	385,741	12,982,116
Madeleine A. Kleiner	109,790,714	4,703,316	421,116	12,982,116
Arvind Krishna	112,876,709	1,640,891	397,546	12,982,116
Kimberly A. Ross	113,109,402	1,395,168	410,576	12,982,116
Gary Roughead	111,207,958	3,334,483	372,705	12,982,116
Thomas M. Schoewe	110,303,767	4,237,617	373,762	12,982,116
James S. Turley	106,063,158	8,488,548	363,440	12,982,116
Mark A. Welsh III	113,601,375	937,202	376,569	12,982,116
Mary A. Winston	112,392,504	2,141,384	381,258	12,982,116

Proposal 2

The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers, with a vote of:

For	Against	Abstain	Broker Non-Vote
107,897,077	6,234,272	783,797	12,982,116

Proposal 3

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2025 with a vote of 122,786,005 shares for, 4,746,357 shares against and 364,900 abstentions.

Shareholder Proposal
Proposal 4

The shareholders did not approve the shareholder proposal to support an improved clawback policy regarding unearned executive pay.

For	Against	Abstain	Broker Non-Vote
7,735,052	105,755,244	1,424,850	12,982,116

The Board of Directors will carefully consider the shareholders' input on these proposals and feedback received in the course of shareholder engagement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: May 23, 2025